UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                   May 2, 2003
                                (Date of earliest
                                 event reported)



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


Commission File     Name of Registrant; State of Incorporation; Address of   IRS Employer
Number              Principal Executive Offices; and Telephone Number        Identification Number
----------------    -------------------------------------------------------  ------------------------
1-16169             EXELON CORPORATION                                       23-2990190
                    (a Pennsylvania corporation)
                    10 South Dearborn Street - 37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-7398

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


Item 5. Other Events.

On May 2, 2003, Exelon Corporation (Exelon) issued a news release announcing that Richard H. Glanton has accepted the position as Senior Vice President, Corporate Development, effective May 5, 2003. As he joins Exelon, Glanton will relinquish his directorship on the Exelon Board. The news release is attached to this report as Exhibit 99.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       EXELON CORPORATION


                                       /s/  Robert S. Shapard
                                       -------------------------
                                       Robert S. Shapard
                                       Executive Vice President and
                                       Chief Financial Officer
                                       Exelon Corporation


May 6, 2003